THE NOTTINGHAM INVESTMENT TRUST II

The Brown Capital Management Mid-Cap Fund
The Brown Capital Management Small Company Fund
The Brown Capital Management International Equity Fund

Supplement Dated October 3, 2011

Change to Shareholder Meeting Date

            You recently received notice of a shareholder meeting with respect to The Brown Capital Management Mid-Cap Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund (the “Funds”).

            The purpose of the shareholder meeting is to solicit votes on proposals relating to the approval of (1) an Agreement and Plan of Reorganization pursuant to which the Funds would be reorganized as series of the Brown Capital Management Mutual Funds, a newly established Delaware Statutory Trust; (2) revisions to the Funds’ fundamental investment restrictions; (3) a new Investment Advisory Agreement between the Funds and Brown Capital Management, LLC, the Funds’ investment advisor; and (4) a Rule 12b-1 Distribution Plan and related fees for the Funds. The proposals are designed to modernize the Funds’ operations and make the Funds more marketable.

            The shareholder meeting date to vote on the proposals is currently scheduled for Wednesday, October 26, 2011. Should the proposals be approved by shareholders, it is anticipated that they would become effective on or about October 27, 2011.

            In October, shareholders of the Funds will receive a proxy statement soliciting their vote with respect to the proposals described above. When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Funds may avoid any future solicitations. For further information or if you have questions, please contact the Funds toll-free at 1-877- 892-4BCM (1-877-892-4226).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE